SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 12 - SUBSEQUENT EVENTS

In January and February 2024, the Company issued 0.7 million shares of common stock in repayment of $1.2 million of the 2023 Notes, paid cash of $1.0 million in repayment of the 2023 Notes and issued 1.3 million shares of common stock for $2.1 million upon exercise of warrants issued in conjunction with the 2023 Notes, as discussed in Note 7.

In February 2024, the Company entered into definitive agreements for the immediate exercise of certain outstanding warrants to purchase up to an aggregate of 3,601,752 shares of common stock of the Company originally issued in May 2023, having an exercise price of $3.637 per share, at a reduced exercise price of $1.31 per share. The gross proceeds to the Company from the exercise of the warrants was approximately $4.7 million, prior to deducting placement agent fees and offering expenses. In connection with the exercise of the warrants, new warrants were issued that are immediately exercisable for an aggregate of up to 7,203,504 shares of common stock, at an exercise price of $1.06 per share. 3,601,752 of the new warrants will expire on May 12, 2028, and 3,601,752 of the new warrants will have a term of eighteen months from the issuance date. The Company also issued to the placement agent warrants to purchase up to 252,123 shares of common stock at an exercise price of $1.6375 per share; these warrants will expire on May 12, 2028.